UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2012

Annual Repor t

Legg Mason

Batterymarch

S&P 500

Index Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch S&P 500 Index Fund

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

Legg Mason Batterymarch S&P 500 Index Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year. According to the Commerce Department’s initial estimate, GDP growth then moved to 2.0% in the third quarter. The uptick was partially due to an increase in consumer spending, which rose 2.0% in the third quarter.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. While existing-home sales declined 1.7% on a seasonally adjusted basis in September 2012 versus the previous month, they were 11% higher than in September 2011. In addition, the NAR reported that the median existing-home price for all housing types was $183,900 in September 2012, up 11.3% from September 2011. This marked the seventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.3% in September, which represents a 5.9-month supply at the current sales pace. The inventory has declined 20% compared to September 2011.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened toward the end of the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then fell to 49.7 in June, which represented the first contraction in the manufacturing sector since July 2009. Manufacturing continued to contract in July and August before ticking up to 51.5 in September.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the

IV	Legg Mason Batterymarch S&P 500 Index Fund

Investment commentary (cont’d)

Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

October 26, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund is generally fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings. The Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the given cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Headline risk was driving market returns at the beginning of the reporting period. U.S. equities rose in double digits in October 2011 as investors began to shrug off the idea of a U.S. recession. November was particularly volatile, beginning with the failure of the congressional Super Committee to enact specific steps to reduce the deficit and ending with a globally coordinated central bank action to lower the cost of dollar funding. None-the-less, the U.S. economy continued to show modest signs of improvement, and a last minute extension to the payroll-tax cut in late December 2011 helped fuel an abbreviated year-end rally for U.S. stocks.

During the first quarter of 2012, investors shed some of the battle scars from the turmoil of 2011 and became more optimistic about the state of the global economy. Indeed, reasons for optimism abounded: the U.S. Federal Reserve Board (“Fed”)ii stated that federal fund rates would stay low until mid-2015; the Greek default appeared orderly; the European Central Bank (“ECB”) continued its Long Term Refinancing Operations (“LTRO”); and several key U.S. economic indicators improved including U.S. gross domestic product (“GDP”)iii growth, manufacturing, unemployment and consumer confidence. Emboldened by these positive developments, investors embraced higher risk assets, particularly at the beginning of the quarter.

The optimism of early 2012 seemed to disappear in the second quarter as many drivers of global growth appeared to slow. The driving concern for many investors was whether policy makers both abroad and in the U.S. would support favorable economic growth policies. During this period, investors shunned risky assets in favor of safer havens despite U.S. economic indicators that pointed towards continued, albeit slow, growth.

U.S. markets again reversed on June 6, 2012 as investors bet that the Fed would extend its stimulative growth policies in response to a third consecutive disappointing jobs report. Positive market performance continued through month-end, supported by a series of favorable

2	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Fund overview (cont’d)

policy moves around the globe starting with a Chinese interest rate cut on June 7, 2012 and followed by a European agreement to bail out Spanish banks; Greek election results favoring austerity and continued Eurozone participation; a promise from the Fed to extend “Operation Twist” and concluding with the decision by

European leaders on June 29, 2012 to separate bank and sovereign financing.

The flood of policy moves extended into the third quarter as central banks from around the world sought to support flagging economic growth through favorable monetary policies. The quarter began with the ECB’s president Mario Draghi outlining the ECB’s clear intention of continued support for the Eurozone. By the end of the period, central banks from around world had announced favorable policy moves to combat what seemed to be stagnating global growth. In particular, the Fed’s announcement of a third round of quantitative easing in September surprised the market with its scope: an open-ended promise to purchase additional agency mortgage-backed securities at a pace of $40 billion each month until the economy improves. Markets reacted accordingly by reaching highs that, in many cases, had not been seen since prior to the start of the financial crisis.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions.

The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions contributed to results for the reporting period.

Performance review

For the twelve months ended September 30, 2012, Class A shares of Legg Mason Batterymarch S&P 500 Index Fund returned 29.55%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 30.20% for the same period. The Lipper S&P 500 Index Objective Funds Category Average1 returned 29.43% over the same time frame.

Performance Snapshot as of September 30, 2012 (unaudited)
	6 months	12 months
Legg Mason Batterymarch S&P 500 Index Fund:
Class A	3.16%	29.55%
Class D	3.28%	29.78%
S&P 500 Index	3.43%	30.20%
Lipper S&P 500 Index Objective Funds Category Average[1]	3.12%	29.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 149 funds for the six-month period and among the 147 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	3

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 31, 2012, the gross total annual operating expense ratios for Class A and Class D shares were 0.61% and 0.49%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The best performing sector in the S&P 500 Index for the period was the Consumer Discretionary sector, followed by the Telecommunications and Financials sectors. Apple Inc. was the biggest contributor overall by virtue of index weight and return. Exxon Mobil and General Electric Co. were also strong contributors, again by virtue of large index weights and double digit positive returns.

Q. What were the leading detractors from performance?

A. In a reversal from the previous twelve months, the Utilities sector was the poorest performing sector for the period by a wide margin, Hewlett-Packard Co. was the leading detractor at the stock level by virtue of a double-digit negative return as well as its weight in the benchmark. Dell Inc. and Exelon Corp. were also major detractors for the same reasons.

Thank you for your investment in Legg Mason Batterymarch S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

October 16, 2012

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2012 and are subject to change and may not be representative of the portfolio

4	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Fund overview (cont’d)

manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (4.8%), Exxon Mobil Corp. (3.2%), General Electric Co. (1.8%), SPDR S&P 500 ETF Trust (1.8%), Chevron Corp. (1.7%), Microsoft Corp. (1.7%), International Business Machines Corp. (1.7%), AT&T Inc. (1.7%), Google Inc., Class A Shares (1.5%) and Procter & Gamble Co. (1.5%). Please refer to pages 9 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2012 were: Information Technology (19.8%), Financials (14.3%), Health Care (11.7%), Energy (11.0%) and Consumer Discretionary (11.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2012 and September 30, 2011 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2012 and held for the six months ended September 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypo thetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.16%	$1,000.00	$1,031.60	0.59%	$3.00	Class A	5.00%	$1,000.00	$1,022.05	0.59%	$2.98
Class D	3.28	1,000.00	1,032.80	0.39	1.98	Class D	5.00	1,000.00	1,023.05	0.39	1.97

[1]	For the six months ended September 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/12	29.55%	29.78%
Five Years Ended 9/30/12	0.54	0.73
Ten Years Ended 9/30/12	7.44	7.67

Cumulative total returns[1]
Class A (9/30/02 through 9/30/12)	104.90%
Class D (9/30/02 through 9/30/12)	109.41

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A and D Shares of Legg Mason Batterymarch S&P 500 Index Fund vs. S&P 500 Index† — September 2002 - September 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and D shares of Legg Mason Batterymarch S&P 500 Index Fund on September 30, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2012. The hypothetical illustration also assumes a $10,000 investment in S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	9

Schedule of investments

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 98.2%
Consumer Discretionary — 11.0%
Auto Components — 0.2%
BorgWarner Inc.	2,102	$145,269	*
Goodyear Tire & Rubber Co.	4,579	55,818	*
Johnson Controls Inc.	12,720	348,528
Total Auto Components		549,615
Automobiles — 0.3%
Ford Motor Co.	70,881	698,887
Harley-Davidson Inc.	4,166	176,513
Total Automobiles		875,400
Distributors — 0.1%
Genuine Parts Co.	2,933	179,001
Diversified Consumer Services — 0.1%
Apollo Group Inc., Class A Shares	1,887	54,817	*
H&R Block Inc.	5,105	88,470
Total Diversified Consumer Services		143,287
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	8,405	306,278
Chipotle Mexican Grill Inc.	590	187,349	*
Darden Restaurants Inc.	2,392	133,354
International Game Technology	4,854	63,539
Marriott International Inc., Class A Shares	4,729	184,904
McDonald’s Corp.	19,076	1,750,223
Starbucks Corp.	14,327	727,095
Starwood Hotels & Resorts Worldwide Inc.	3,657	211,960
Wyndham Worldwide Corp.	2,672	140,227
Wynn Resorts Ltd.	1,487	171,659
Yum! Brands Inc.	8,639	573,111
Total Hotels, Restaurants & Leisure		4,449,699
Household Durables — 0.4%
D.R. Horton Inc.	5,230	107,947
Harman International Industries Inc.	1,264	58,346
Leggett & Platt Inc.	2,621	65,656
Lennar Corp., Class A Shares	3,098	107,717
Newell Rubbermaid Inc.	5,375	102,609
Pulte Homes Inc.	6,479	100,425	*
Stanley Black & Decker Inc.	3,163	241,179
Whirlpool Corp.	1,453	120,468
Total Household Durables		904,347

See Notes to Financial Statements.

10	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Internet & Catalog Retail — 1.0%
Amazon.com Inc.	6,795	$1,728,105	*
Expedia Inc.	1,795	103,823
Netflix Inc.	1,078	58,686	*
Priceline.com Inc.	932	576,656	*
TripAdvisor Inc.	2,046	67,375	*
Total Internet & Catalog Retail		2,534,645
Leisure Equipment & Products — 0.1%
Hasbro Inc.	2,174	82,981
Mattel Inc.	6,564	232,891
Total Leisure Equipment & Products		315,872
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A Shares	4,012	63,590
CBS Corp., Class B Shares	11,112	403,699
Comcast Corp., Class A Shares	50,443	1,804,346
DIRECTV	11,836	620,916	*
Discovery Communications Inc., Class A Shares	4,690	279,665	*
Gannett Co. Inc.	4,470	79,342
Interpublic Group of Cos. Inc.	8,191	91,084
McGraw-Hill Cos. Inc.	5,362	292,712
News Corp., Class A Shares	38,596	946,760
Omnicom Group Inc.	4,912	253,263
Scripps Networks Interactive, Class A Shares	1,653	101,213
Time Warner Cable Inc.	5,784	549,827
Time Warner Inc.	17,999	815,895
Viacom Inc., Class B Shares	9,057	485,365
Walt Disney Co.	33,799	1,767,012
Washington Post Co., Class B Shares	85	30,857
Total Media		8,585,546
Multiline Retail — 0.7%
Big Lots Inc.	1,114	32,952	*
Dollar Tree Inc.	4,559	220,086	*
Family Dollar Stores Inc.	1,842	122,125
J.C. Penney Co. Inc.	2,384	57,907
Kohl’s Corp.	4,038	206,826
Macy’s Inc.	7,512	282,602
Nordstrom Inc.	2,865	158,091
Target Corp.	12,420	788,297
Total Multiline Retail		1,868,886

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	11

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A Shares	1,552	$52,644
AutoNation Inc.	721	31,486	*
AutoZone Inc.	709	262,096	*
Bed Bath & Beyond Inc.	4,376	275,688	*
Best Buy Co. Inc.	5,056	86,913
CarMax Inc.	4,034	114,162	*
GameStop Corp., Class A Shares	2,318	48,678
Gap Inc.	5,654	202,300
Home Depot Inc.	28,327	1,710,101
Limited Brands Inc.	4,655	229,305
Lowe’s Cos. Inc.	21,799	659,202
O’Reilly Automotive Inc.	2,285	191,072	*
Ross Stores Inc.	4,309	278,361
Sherwin-Williams Co.	1,596	237,660
Staples Inc.	13,065	150,509
Tiffany & Co.	2,235	138,302
TJX Cos. Inc.	13,840	619,893
Urban Outfitters Inc.	2,046	76,848	*
Total Specialty Retail		5,365,220
Textiles, Apparel & Luxury Goods — 0.6%
Coach Inc.	5,288	296,234
Fossil Inc.	999	84,615	*
NIKE Inc., Class B Shares	6,864	651,462
Ralph Lauren Corp.	1,125	170,134
V.F. Corp.	1,652	263,263
Total Textiles, Apparel & Luxury Goods		1,465,708
Total Consumer Discretionary		27,237,226
Consumer Staples — 10.7%
Beverages — 2.4%
Beam Inc.	3,005	172,908
Brown-Forman Corp., Class B Shares	2,846	185,702
Coca-Cola Co.	73,214	2,777,007
Coca-Cola Enterprises Inc.	5,224	163,354
Constellation Brands Inc., Class A Shares	2,823	91,324	*
Dr. Pepper Snapple Group Inc.	3,947	175,760
Molson Coors Brewing Co., Class B Shares	2,925	131,771
Monster Beverage Corp.	3,000	162,480	*
PepsiCo Inc.	29,500	2,087,715
Total Beverages		5,948,021

See Notes to Financial Statements.

12	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	8,211	$822,126
CVS Caremark Corp.	24,034	1,163,726
Kroger Co.	10,230	240,814
Safeway Inc.	4,498	72,373
Sysco Corp.	11,005	344,126
Wal-Mart Stores Inc.	31,846	2,350,235
Walgreen Co.	16,040	584,498
Whole Foods Market Inc.	3,288	320,251
Total Food & Staples Retailing		5,898,149
Food Products — 1.7%
Archer-Daniels-Midland Co.	12,347	335,591
Campbell Soup Co.	3,396	118,249
ConAgra Foods Inc.	7,655	211,201
Dean Foods Co.	3,413	55,803	*
General Mills Inc.	12,349	492,108
H.J. Heinz Co.	6,035	337,658
Hershey Co.	2,885	204,518
Hormel Foods Corp.	2,533	74,065
J.M. Smucker Co.	2,075	179,135
Kellogg Co.	4,683	241,924
Kraft Foods Inc., Class A Shares	33,455	1,383,364
McCormick & Co. Inc., Non Voting Shares	2,504	155,348
Mead Johnson Nutrition Co., Class A Shares	3,861	282,934
Tyson Foods Inc., Class A Shares	5,463	87,517
Total Food Products		4,159,415
Household Products — 2.1%
Clorox Co.	2,454	176,811
Colgate-Palmolive Co.	8,474	908,582
Kimberly-Clark Corp.	7,500	643,350
Procter & Gamble Co.	51,922	3,601,310
Total Household Products		5,330,053
Personal Products — 0.2%
Avon Products Inc.	8,135	129,753
Estee Lauder Cos. Inc., Class A Shares	4,529	278,851
Total Personal Products		408,604
Tobacco — 1.9%
Altria Group Inc.	38,321	1,279,538
Lorillard Inc.	2,467	287,282

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	13

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Tobacco — continued
Philip Morris International Inc.	31,778	$2,858,113
Reynolds American Inc.	6,231	270,052
Total Tobacco		4,694,985
Total Consumer Staples		26,439,227
Energy — 11.0%
Energy Equipment & Services — 1.9%
Baker Hughes Inc.	8,174	369,710
Cameron International Corp.	4,603	258,090	*
Diamond Offshore Drilling Inc.	1,319	86,803
Ensco PLC, Class A Shares	4,400	240,064
FMC Technologies Inc.	4,513	208,952	*
Halliburton Co.	17,355	584,690
Helmerich & Payne Inc.	1,986	94,554
Nabors Industries Ltd.	5,415	75,973	*
National-Oilwell Varco Inc.	7,899	632,789
Noble Corp.	4,727	169,132	*
Rowan Cos. PLC, Class A Shares	2,336	78,887	*
Schlumberger Ltd.	25,016	1,809,407
Total Energy Equipment & Services		4,609,051
Oil, Gas & Consumable Fuels — 9.1%
Alpha Natural Resources Inc.	4,034	26,503	*
Anadarko Petroleum Corp.	9,350	653,752
Apache Corp.	7,372	637,457
Cabot Oil & Gas Corp.	3,920	176,008
Chesapeake Energy Corp.	9,695	182,945
Chevron Corp.	36,989	4,311,438
ConocoPhillips	23,008	1,315,597
CONSOL Energy Inc.	4,241	127,442
Denbury Resources Inc.	7,648	123,592	*
Devon Energy Corp.	7,093	429,126
EOG Resources Inc.	5,089	570,222
Exxon Mobil Corp.	87,017	7,957,705
Hess Corp.	5,636	302,766
Kinder Morgan Inc.	10,657	378,537
Marathon Oil Corp.	13,286	392,867
Marathon Petroleum Corp.	6,484	353,962
Murphy Oil Corp.	3,500	187,915
Newfield Exploration Co.	2,478	77,611	*

See Notes to Financial Statements.

14	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Noble Energy Inc.	3,347	$310,300
Occidental Petroleum Corp.	15,291	1,315,943
Peabody Energy Corp.	4,981	111,026
Phillips 66	11,848	549,392
Pioneer Natural Resources Co.	2,306	240,746
QEP Resources Inc.	3,336	105,618
Range Resources Corp.	3,074	214,780
Southwestern Energy Co.	6,550	227,809	*
Spectra Energy Corp.	12,257	359,866
Sunoco Inc.	1,970	92,255
Tesoro Corp.	2,693	112,837
Valero Energy Corp.	10,373	328,617
Williams Cos. Inc.	11,949	417,857
WPX Energy Inc.	3,711	61,565	*
Total Oil, Gas & Consumable Fuels		22,654,056
Total Energy		27,263,107
Financials — 14.3%
Capital Markets — 1.8%
Ameriprise Financial Inc.	3,948	223,812
Bank of New York Mellon Corp.	21,975	497,075
BlackRock Inc.	2,421	431,664
Charles Schwab Corp.	20,338	260,123
E*TRADE Financial Corp.	4,852	42,746	*
Federated Investors Inc., Class B Shares	1,779	36,808
Franklin Resources Inc.	2,588	323,681
Goldman Sachs Group Inc.	8,396	954,457
Invesco Ltd.	8,374	209,266
Legg Mason Inc.	2,242	55,333	(a)
Morgan Stanley	25,535	427,456
Northern Trust Corp.	4,119	191,183
State Street Corp.	9,028	378,815
T. Rowe Price Group Inc.	4,778	302,447
Total Capital Markets		4,334,866
Commercial Banks — 2.8%
BB&T Corp.	13,133	435,490
Comerica Inc.	3,615	112,246
Fifth Third Bancorp	17,312	268,509
First Horizon National Corp.	4,607	44,366

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	15

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Commercial Banks — continued
Huntington Bancshares Inc.	16,044	$110,704
KeyCorp	17,668	154,418
M&T Bank Corp.	2,271	216,108
PNC Financial Services Group Inc.	9,917	625,763
Regions Financial Corp.	27,036	194,930
SunTrust Banks Inc.	10,201	288,382
U.S. Bancorp	35,417	1,214,803
Wells Fargo & Co.	92,606	3,197,685
Zions Bancorporation	3,414	70,516
Total Commercial Banks		6,933,920
Consumer Finance — 0.9%
American Express Co.	18,488	1,051,228
Capital One Financial Corp.	10,968	625,286
Discover Financial Services	9,766	388,003
SLM Corp.	8,753	137,597
Total Consumer Finance		2,202,114
Diversified Financial Services — 3.1%
Bank of America Corp.	203,159	1,793,894
Citigroup Inc.	55,282	1,808,827
CME Group Inc.	5,799	332,283
IntercontinentalExchange Inc.	1,368	182,505	*
JPMorgan Chase & Co.	71,456	2,892,539
Leucadia National Corp.	3,708	84,357
Moody’s Corp.	3,674	162,280
Nasdaq OMX Group Inc.	2,206	51,389
NYSE Euronext	4,591	113,168
Principal Financial Group Inc.	5,204	140,196
Total Diversified Financial Services		7,561,438
Insurance — 3.6%
ACE Ltd.	6,402	483,991
AFLAC Inc.	8,837	423,116
Allstate Corp.	9,225	365,402
American International Group Inc.	21,703	711,641	*
Aon PLC	6,028	315,204
Assurant Inc.	1,525	56,882
Berkshire Hathaway Inc., Class B Shares	34,570	3,049,074	*
Chubb Corp.	5,005	381,781
Cincinnati Financial Corp.	2,742	103,894

See Notes to Financial Statements.

16	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Genworth Financial Inc., Class A Shares	9,174	$47,980	*
Hartford Financial Services Group Inc.	8,040	156,298
Lincoln National Corp.	5,211	126,054
Loews Corp.	5,852	241,453
Marsh & McLennan Cos. Inc.	10,220	346,765
MetLife Inc.	19,876	684,927
Progressive Corp.	10,585	219,533
Prudential Financial Inc.	8,710	474,782
Torchmark Corp.	1,802	92,533
Travelers Cos. Inc.	7,249	494,817
Unum Group	5,221	100,348
XL Group PLC	5,756	138,317
Total Insurance		9,014,792
Real Estate Investment Trusts (REITs) — 2.0%
American Tower Corp.	7,463	532,784
Apartment Investment and Management Co., Class A Shares	2,742	71,265
AvalonBay Communities Inc.	1,789	243,286
Boston Properties Inc.	2,814	311,256
Equity Residential	5,525	317,853
HCP Inc.	8,079	359,354
Health Care REIT Inc.	4,820	278,355
Host Hotels & Resorts Inc.	13,309	213,609
Kimco Realty Corp.	7,602	154,092
Plum Creek Timber Co. Inc.	3,067	134,457
Prologis Inc.	8,578	300,487
Public Storage Inc.	2,680	372,976
Simon Property Group Inc.	5,718	868,050
Ventas Inc.	5,535	344,554
Vornado Realty Trust	3,144	254,821
Weyerhaeuser Co.	10,142	265,112
Total Real Estate Investment Trusts (REITs)		5,022,311
Real Estate Management & Development — 0.0%
CBRE Group Inc., Class A Shares	5,663	104,256	*
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	8,961	71,330
People’s United Financial Inc.	6,595	80,063
Total Thrifts & Mortgage Finance		151,393
Total Financials		35,325,090

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	17

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care — 11.7%
Biotechnology — 1.6%
Alexion Pharmaceuticals Inc.	3,632	$415,501	*
Amgen Inc.	14,635	1,234,023
Biogen Idec Inc.	4,485	669,297	*
Celgene Corp.	8,143	622,125	*
Gilead Sciences Inc.	14,286	947,590	*
Total Biotechnology		3,888,536
Health Care Equipment & Supplies — 1.9%
Baxter International Inc.	10,350	623,691
Becton, Dickinson & Co.	3,763	295,621
Boston Scientific Corp.	26,889	154,343	*
C.R. Bard Inc.	1,479	154,777
CareFusion Corp.	4,159	118,074	*
Covidien PLC	9,100	540,722
DENTSPLY International Inc.	2,651	101,109
Edwards Lifesciences Corp.	2,171	233,100	*
Hospira Inc.	3,103	101,841	*
Intuitive Surgical Inc.	748	370,731	*
Medtronic Inc.	19,384	835,838
St. Jude Medical Inc.	5,900	248,567
Stryker Corp.	5,439	302,735
Thermo Fisher Scientific Inc.	6,889	405,280
Varian Medical Systems Inc.	2,072	124,983	*
Zimmer Holdings Inc.	3,275	221,456
Total Health Care Equipment & Supplies		4,832,868
Health Care Providers & Services — 1.9%
Aetna Inc.	6,297	249,361
AmerisourceBergen Corp.	4,764	184,414
Cardinal Health Inc.	6,475	252,331
CIGNA Corp.	5,412	255,284
Coventry Health Care Inc.	2,525	105,267
DaVita Inc.	1,606	166,398	*
Express Scripts Holding Co.	15,143	949,012	*
Humana Inc.	3,053	214,168
Laboratory Corporation of America Holdings	1,798	166,261	*
McKesson Corp.	4,488	386,103
Patterson Cos. Inc.	1,631	55,845
Quest Diagnostics Inc.	2,997	190,100

See Notes to Financial Statements.

18	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp.	7,882	$49,420	*
UnitedHealth Group Inc.	19,465	1,078,556
WellPoint Inc.	6,123	355,195
Total Health Care Providers & Services		4,657,715
Health Care Technology — 0.1%
Cerner Corp.	2,756	213,342	*
Life Sciences Tools & Services — 0.1%
Life Technologies Corp.	3,332	162,868	*
PerkinElmer Inc.	2,155	63,508
Waters Corp.	1,654	137,828	*
Total Life Sciences Tools & Services		364,204
Pharmaceuticals — 6.1%
Abbott Laboratories	29,708	2,036,780
Allergan Inc.	5,874	537,941
Bristol-Myers Squibb Co.	31,825	1,074,094
Eli Lilly & Co.	19,316	915,772
Forest Laboratories Inc.	4,465	158,999	*
Johnson & Johnson	51,952	3,580,012
Merck & Co. Inc.	57,414	2,589,371
Mylan Inc.	7,677	187,319	*
Perrigo Co.	1,662	193,075
Pfizer Inc.	140,810	3,499,128
Watson Pharmaceuticals Inc.	2,420	206,087	*
Total Pharmaceuticals		14,978,578
Total Health Care		28,935,243
Industrials — 9.6%
Aerospace & Defense — 1.6%
Boeing Co.	12,746	887,376
General Dynamics Corp.	6,230	411,928
Honeywell International Inc.	14,540	868,765
L-3 Communications Holdings Inc.	1,817	130,297
Lockheed Martin Corp.	5,018	468,581
Northrop Grumman Corp.	4,663	309,763
Precision Castparts Corp.	2,770	452,452
Raytheon Co.	6,248	357,136
Rockwell Collins Inc.	2,672	143,326
Total Aerospace & Defense		4,029,624

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	19

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide Inc.	3,052	$178,695
Expeditors International of Washington Inc.	3,893	141,549
FedEx Corp.	5,395	456,525
Ryder System Inc.	935	36,521
United Parcel Service Inc., Class B Shares	13,551	969,845
Total Air Freight & Logistics		1,783,135
Airlines — 0.1%
Southwest Airlines Co.	13,822	121,219
Building Products — 0.0%
Masco Corp.	6,808	102,460
Commercial Services & Supplies — 0.4%
Avery Dennison Corp.	1,886	60,013
Cintas Corp.	2,024	83,895
Iron Mountain Inc.	2,860	97,555
Pitney Bowes Inc.	3,761	51,977
R.R. Donnelley & Sons Co.	3,402	36,061
Republic Services Inc.	5,587	153,698
Stericycle Inc.	1,576	142,659	*
Waste Management Inc.	8,155	261,612
Total Commercial Services & Supplies		887,470
Construction & Engineering — 0.2%
Fluor Corp.	3,129	176,100
Jacobs Engineering Group Inc.	2,428	98,164	*
Quanta Services Inc.	3,953	97,639	*
Total Construction & Engineering		371,903
Electrical Equipment — 0.5%
Cooper Industries PLC	2,998	225,030
Emerson Electric Co.	13,673	659,996
Rockwell Automation Inc.	2,672	185,838
Roper Industries Inc.	1,840	202,197
Total Electrical Equipment		1,273,061
Industrial Conglomerates — 3.0%
3M Co.	11,983	1,107,469
General Electric Co.	199,048	4,520,380
Textron Inc.	5,220	136,607
Tyco International Ltd.	8,695	489,181
United Technologies Corp.	15,813	1,238,000
Total Industrial Conglomerates		7,491,637

See Notes to Financial Statements.

20	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Machinery — 2.0%
Caterpillar Inc.	12,315	$1,059,583
Cummins Inc.	3,263	300,881
Danaher Corp.	10,910	601,686
Deere & Co.	7,411	611,333
Dover Corp.	3,472	206,549
Eaton Corp.	6,292	297,360
Flowserve Corp.	962	122,886
Illinois Tool Works Inc.	8,115	482,599
Ingersoll-Rand PLC	5,466	244,986
Joy Global Inc.	1,928	108,084
PACCAR Inc.	6,613	264,685
Pall Corp.	2,179	138,345
Parker Hannifin Corp.	2,805	234,442
Pentair Inc.	3,933	175,058
Snap-on Inc.	1,087	78,123
Xylem Inc.	3,464	87,120
Total Machinery		5,013,720
Professional Services — 0.1%
Dun & Bradstreet Corp.	843	67,120
Equifax Inc.	2,247	104,665
Robert Half International Inc.	2,632	70,090
Total Professional Services		241,875
Road & Rail — 0.8%
CSX Corp.	19,606	406,825
Norfolk Southern Corp.	6,023	383,243
Union Pacific Corp.	8,928	1,059,754
Total Road & Rail		1,849,822
Trading Companies & Distributors — 0.2%
Fastenal Co.	5,103	219,378
W. W. Grainger Inc.	1,133	236,083
Total Trading Companies & Distributors		455,461
Total Industrials		23,621,387
Information Technology — 19.8%
Communications Equipment — 1.9%
Cisco Systems Inc.	99,674	1,902,777
F5 Networks Inc.	1,473	154,223	*
Harris Corp.	2,139	109,559
JDS Uniphase Corp.	4,324	53,553	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	21

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Communications Equipment — continued
Juniper Networks Inc.	9,769	$167,148	*
Motorola Solutions Inc.	5,357	270,796
QUALCOMM Inc.	32,110	2,006,554
Total Communications Equipment		4,664,610
Computers & Peripherals — 5.9%
Apple Inc.	17,671	11,791,152
Dell Inc.	27,631	272,442
EMC Corp.	39,264	1,070,729	*
Hewlett-Packard Co.	36,369	620,455
NetApp Inc.	6,805	223,749	*
SanDisk Corp.	4,531	196,781	*
Seagate Technology PLC	6,790	210,490
Western Digital Corp.	4,195	162,472
Total Computers & Peripherals		14,548,270
Electronic Equipment, Instruments & Components — 0.5%
Agilent Technologies Inc.	6,462	248,464
Amphenol Corp., Class A Shares	3,010	177,229
Corning Inc.	28,550	375,432
FLIR Systems Inc.	2,867	57,268
Jabil Circuit Inc.	3,495	65,426
Molex Inc.	2,584	67,908
TE Connectivity Ltd.	8,000	272,080
Total Electronic Equipment, Instruments & Components		1,263,807
Internet Software & Services — 2.2%
Akamai Technologies Inc.	3,318	126,947	*
eBay Inc.	21,730	1,051,949	*
Google Inc., Class A Shares	4,998	3,770,991	*
VeriSign Inc.	2,951	143,684	*
Yahoo! Inc.	19,565	312,551	*
Total Internet Software & Services		5,406,122
IT Services — 3.8%
Accenture PLC, Class A Shares	11,921	834,828
Automatic Data Processing Inc.	9,163	537,502
Cognizant Technology Solutions Corp., Class A Shares	5,599	391,482	*
Computer Sciences Corp.	2,886	92,958
Fidelity National Information Services Inc.	4,753	148,389
Fiserv Inc.	2,584	191,293	*
International Business Machines Corp.	20,226	4,195,884

See Notes to Financial Statements.

22	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
IT Services — continued
MasterCard Inc., Class A Shares	2,034	$918,310
Paychex Inc.	6,085	202,570
SAIC Inc.	5,350	64,414
Teradata Corp.	3,128	235,882	*
Total System Services Inc.	3,044	72,143
Visa Inc., Class A Shares	9,840	1,321,315
Western Union Co.	11,356	206,906
Total IT Services		9,413,876
Office Electronics — 0.1%
Xerox Corp.	24,674	181,107
Semiconductors & Semiconductor Equipment — 1.9%
Advanced Micro Devices Inc.	11,121	37,478	*
Altera Corp.	5,990	203,570
Analog Devices Inc.	5,578	218,602
Applied Materials Inc.	23,207	259,106
Broadcom Corp., Class A Shares	9,573	331,034	*
First Solar Inc.	1,094	24,227	*
Intel Corp.	94,432	2,141,718
KLA-Tencor Corp.	3,085	147,170
Lam Research Corp.	3,415	108,546	*
Linear Technology Corp.	4,349	138,516
LSI Corp.	10,330	71,380	*
Microchip Technology Inc.	3,654	119,632
Micron Technology Inc.	18,605	111,351	*
NVIDIA Corp.	11,593	154,651	*
Teradyne Inc.	3,470	49,343	*
Texas Instruments Inc.	21,568	594,198
Xilinx Inc.	4,925	164,544
Total Semiconductors & Semiconductor Equipment		4,875,066
Software — 3.5%
Adobe Systems Inc.	9,271	300,937	*
Autodesk Inc.	4,284	142,957	*
BMC Software Inc.	2,759	114,471	*
CA Inc.	6,438	165,875
Citrix Systems Inc.	3,520	269,526	*
Electronic Arts Inc.	5,838	74,084	*
Intuit Inc.	5,221	307,412
Microsoft Corp.	142,234	4,235,729

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	23

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Software — continued
Oracle Corp.	71,793	$2,260,762
Red Hat Inc.	3,592	204,528	*
Salesforce.com Inc.	2,381	363,555	*
Symantec Corp.	13,224	238,032	*
Total Software		8,677,868
Total Information Technology		49,030,726
Materials — 3.4%
Chemicals — 2.3%
Air Products & Chemicals Inc.	3,982	329,311
Airgas Inc.	1,315	108,225
CF Industries Holdings Inc.	1,167	259,354
Dow Chemical Co.	22,528	652,411
E.I. du Pont de Nemours & Co.	17,624	885,959
Eastman Chemical Co.	2,843	162,079
Ecolab Inc.	4,961	321,522
FMC Corp.	2,588	143,323
International Flavors & Fragrances Inc.	1,539	91,694
LyondellBasell Industries NV, Class A Shares	6,400	330,624
Monsanto Co.	10,036	913,477
Mosaic Co.	5,248	302,337
PPG Industries Inc.	2,906	333,725
Praxair Inc.	5,629	584,741
Sigma-Aldrich Corp.	2,282	164,236
Total Chemicals		5,583,018
Construction Materials — 0.0%
Vulcan Materials Co.	2,450	115,885
Containers & Packaging — 0.1%
Ball Corp.	2,897	122,572
Bemis Co. Inc.	1,968	61,933
Owens-Illinois Inc.	3,085	57,875	*
Sealed Air Corp.	3,388	52,378
Total Containers & Packaging		294,758
Metals & Mining — 0.8%
Alcoa Inc.	19,645	173,858
Allegheny Technologies Inc.	1,988	63,417
Cliffs Natural Resources Inc.	2,661	104,125
Freeport-McMoRan Copper & Gold Inc.	17,632	697,875
Newmont Mining Corp.	9,316	521,789

See Notes to Financial Statements.

24	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Metals & Mining — continued
Nucor Corp.	6,004	$229,713
Titanium Metals Corp.	1,376	17,654
United States Steel Corp.	2,625	50,059
Total Metals & Mining		1,858,490
Paper & Forest Products — 0.2%
International Paper Co.	8,382	304,434
MeadWestvaco Corp.	3,300	100,980
Total Paper & Forest Products		405,414
Total Materials		8,257,565
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.9%
AT&T Inc.	108,753	4,099,988
CenturyLink Inc.	11,760	475,104
Frontier Communications Corp.	19,296	94,550
Verizon Communications Inc.	53,967	2,459,276
Windstream Corp.	11,115	112,373
Total Diversified Telecommunication Services		7,241,291
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.	5,537	354,922	*
MetroPCS Communications Inc.	5,902	69,113	*
Sprint Nextel Corp.	55,341	305,482	*
Total Wireless Telecommunication Services		729,517
Total Telecommunication Services		7,970,808
Utilities — 3.5%
Electric Utilities — 1.9%
American Electric Power Co. Inc.	9,170	402,930
Duke Energy Corp.	13,378	866,894
Edison International	6,147	280,856
Entergy Corp.	3,354	232,432
Exelon Corp.	16,069	571,735
FirstEnergy Corp.	8,002	352,888
NextEra Energy Inc.	8,050	566,157
Northeast Utilities	5,941	227,124
Pepco Holdings Inc.	4,338	81,988
Pinnacle West Capital Corp.	2,067	109,138
PPL Corp.	10,921	317,255
Southern Co.	16,517	761,269
Total Electric Utilities		4,770,666

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	25

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Gas Utilities — 0.2%
AGL Resources Inc.	2,263	$92,579
EQT Corp.	2,827	166,793
ONEOK Inc.	3,871	187,008
Total Gas Utilities		446,380
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	11,767	129,084	*
NRG Energy Inc.	4,301	91,999
Total Independent Power Producers & Energy Traders		221,083
Multi-Utilities — 1.3%
Ameren Corp.	4,608	150,543
CenterPoint Energy Inc.	8,115	172,850
CMS Energy Corp.	4,989	117,491
Consolidated Edison Inc.	5,523	330,773
Dominion Resources Inc.	10,883	576,146
DTE Energy Co.	3,250	194,805
Integrys Energy Group Inc.	1,453	75,847
NiSource Inc.	5,386	137,235
PG&E Corp.	8,060	343,920
Public Service Enterprise Group Inc.	9,595	308,767
SCANA Corp.	2,478	119,613
Sempra Energy	4,241	273,502
TECO Energy Inc.	3,856	68,405
Wisconsin Energy Corp.	4,336	163,337
Xcel Energy Inc.	9,194	254,766
Total Multi-Utilities		3,288,000
Total Utilities		8,726,129
Total Common Stocks (Cost — $172,256,153)		242,806,508
Investment in Underlying Funds — 1.7%
SPDR S&P 500 ETF Trust (Cost — $4,336,628)	30,079	4,329,270
Total Investments — 99.9% (Cost — $176,592,781#)		247,135,778
Other Assets in Excess of Liabilities — 0.1%		229,052
Total Net Assets — 100.0%		$247,364,830

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests. (Note 7)

#	Aggregate cost for federal income tax purposes is $188,325,984.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

26	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Statement of assets and liabilities

September 30, 2012

Assets:
Investments in unaffiliated securities, at value (Cost — $176,311,320)	$247,080,445
Investments in affiliated securities, at value (Cost — $281,461)	55,333
Receivable for securities sold	603,733
Dividends receivable	333,631
Receivable for Fund shares sold	107,089
Prepaid expenses	23,043
Total Assets	248,203,274

Liabilities:
Due to custodian	254,238
Payable for securities purchased	204,519
Payable for Fund shares repurchased	114,085
Investment management fee payable	41,634
Service and/or distribution fees payable	38,792
Trustees’ fees payable	5,561
Accrued expenses	179,615
Total Liabilities	838,444
Total Net Assets	$247,364,830

Net Assets:
Par value (Note 8)	$168
Paid-in capital in excess of par value	222,709,804
Undistributed net investment income	2,455,304
Accumulated net realized loss on investments and futures contracts	(48,343,443)
Net unrealized appreciation on investments	70,542,997
Total Net Assets	$247,364,830

Shares Outstanding:
Class A	16,076,444
Class D	771,609

Net Asset Value:
Class A	$14.68
Class D	$14.78

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	27

Statement of operations

For the Year Ended September 30, 2012

Investment Income:
Dividends from unaffiliated investments	$5,250,091
Dividends from affiliated investments	903
Interest	2,590
Total Investment Income	5,253,584

Expenses:
Investment management fee (Note 2)	596,451
Service and/or distribution fees (Notes 2 and 5)	453,326
Transfer agent fees (Note 5)	269,911
Audit and tax	39,200
Registration fees	33,410
Legal fees	32,321
Shareholder reports	28,533
Standard & Poor’s license fees	23,858
Fund accounting fees	23,207
Trustees’ fees	20,916
Custody fees	11,321
Insurance	6,699
Miscellaneous expenses	3,531
Total Expenses	1,542,684
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(158,894)
Net Expenses	1,383,790
Net Investment Income	3,869,794

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) from:
Investment transactions in unaffiliated securities	14,207,212
Investment transactions in affiliated securities	(48,500)
Futures contracts	691,592
Net Realized Gain	14,850,304
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Investments	41,790,961
Affiliated Investments	45,741
Futures contracts	92,740
Change in Net Unrealized Appreciation (Depreciation)	41,929,442
Net Gain on Investments and Futures Contracts	56,779,746
Increase in Net Assets from Operations	$60,649,540

See Notes to Financial Statements.

28	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2012	2011

Operations:
Net investment income	$3,869,794	$3,583,066
Net realized gain	14,850,304	16,274,585
Change in net unrealized appreciation (depreciation)	41,929,442	(14,896,737)
Increase in Net Assets From Operations	60,649,540	4,960,914

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,600,007)	(3,700,017)
Decrease in Net Assets From Distributions to Shareholders	(3,600,007)	(3,700,017)

Fund Share Transactions (Note 8)
Net proceeds from sale of shares	16,710,998	24,484,921
Reinvestment of distributions	3,586,563	3,686,904
Cost of shares repurchased	(45,750,755)	(56,355,792)
Decrease in Net Assets From Fund Share Transactions	(25,453,194)	(28,183,967)
Increase (Decrease) in Net Assets	31,596,339	(26,923,070)

Net Assets:
Beginning of year	215,768,491	242,691,561
End of year*	$247,364,830	$215,768,491
* Includes undistributed net investment income of:	$2,455,304	$2,185,517

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$11.51	$11.61	$10.75	$ 9.06	$14.86	$14.36

Income (loss) from operations:
Net investment income	0.22	0.18	0.16	0.13	0.22	0.21
Net realized and unrealized gain (loss)	3.15	(0.10)	0.88	1.59	(5.79)	0.51
Total income (loss) from operations	3.37	0.08	1.04	1.72	(5.57)	0.72

Less distributions from:
Net investment income	(0.20)	(0.18)	(0.18)	(0.03)	(0.23)	(0.22)
Total distributions	(0.20)	(0.18)	(0.18)	(0.03)	(0.23)	(0.22)

Net asset value, end of year	$14.68	$11.51	$11.61	$10.75	$9.06	$14.86
Total return[4]	29.55%	0.56%	9.71%	19.00%	(37.47)%	5.03%

Net assets, end of year (millions)	$236	$204	$229	$260	$239	$434

Ratios to average net assets:
Gross expenses	0.66%	0.61%	0.61%	0.62%[5]	0.57%	0.55%
Net expenses[6,7,8]	0.59	0.59	0.59	0.59 [5]	0.55	0.55
Net investment income	1.61	1.41	1.44	1.88 [5]	1.72	1.42

Portfolio turnover rate	7%	5%	7%[9]	4%	8%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.59% as a result of a contractual expense limitation.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

30	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class D Shares[1]	2012	2011	2010	2009[2]	2008[3]	2007[3]

Net asset value, beginning of year	$11.59	$11.68	$10.82	$ 9.11	$14.93	$14.43

Income (loss) from operations:
Net investment income	0.24	0.21	0.19	0.14	0.24	0.25
Net realized and unrealized gain (loss)	3.17	(0.09)	0.87	1.60	(5.81)	0.50
Total income (loss) from operations	3.41	0.12	1.06	1.74	(5.57)	0.75

Less distributions from:
Net investment income	(0.22)	(0.21)	(0.20)	(0.03)	(0.25)	(0.25)
Total distributions	(0.22)	(0.21)	(0.20)	(0.03)	(0.25)	(0.25)

Net asset value, end of year	$14.78	$11.59	$11.68	$10.82	$9.11	$14.93
Total Return[4]	29.78%	0.85%[5]	9.80%	19.14%	(37.30)%	5.22%

Net assets, end of year (millions)	$11	$12	$14	$17	$20	$39

Ratios to average net assets:
Gross expenses	0.42%	0.49%	0.47%	0.88%[6]	0.37%	0.39%
Net expenses[7,8,9]	0.39	0.39	0.39	0.39 [6]	0.36	0.35
Net investment income	1.80	1.61	1.65	2.09 [6]	1.92	1.62

Portfolio turnover rate	7%	5%	7%[10]	4%	8%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.76% for the year ended September 30, 2011.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.39% as a result of a contractual expense limitation.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

32	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Notes to financial statements (cont’d)

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	33

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$242,806,508	—	—	$242,806,508
Investment in Underlying Funds†	4,329,270	—	—	4,329,270
Total investments	$247,135,778	—	—	$247,135,778

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

34	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	35

( j ) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2012, fees waived and/or expenses reimbursed amounted to $158,894.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made

36	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Notes to financial statements (cont’d)

from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2012, the Fund had completely paid out the deferred balance from the plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,209,148
Sales	37,481,918

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$81,470,723
Gross unrealized depreciation	(22,660,929)
Net unrealized appreciation	$58,809,794

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$691,592

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$92,740

During the year ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$2,240,994

†	At September 30, 2012, there were no open positions held in this derivative.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	37

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service and/or distribution fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets. Service and distribution fees are accrued and paid monthly.

For the year ended September 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$453,326	$260,497
Class D	—	9,414
Total	$453,326	$269,911

For the year ended September 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$154,960
Class D	3,934
Total	$158,894

6. Distributions to shareholders by class

	Year Ended September 30, 2012	Year Ended September 30, 2011
Net Investment Income:
Class A	$3,381,151	$3,464,750
Class D	218,856	235,267
Total	$3,600,007	$3,700,017

7. Transactions with affiliated companies

The Fund invests in securities that are components of the S&P 500 Index. Legg Mason Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Legg Mason Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Legg Mason for the year ended September 30, 2012:

	Affiliate Value at 09/30/11	Purchased		Sold		Dividend Income	Affiliate Value at 9/30/12	Realized Loss
Company		Cost	Shares	Cost	Shares
Legg Mason Inc.	$72,451	—	—	$62,859	576	$903	$55,333	$(48,500)

8. Shares of beneficial interest

At September 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

38	Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,057,629	$14,280,640	1,514,842	$19,132,673
Shares issued on reinvestment	267,916	3,367,707	272,211	3,451,637
Shares repurchased	(2,960,612)	(39,601,572)	(3,766,687)	(48,327,446)
Net decrease	(1,635,067)	$(21,953,225)	(1,979,634)	$(25,743,136)

Class D
Shares sold	175,673	$2,430,358	407,086	$5,352,248
Shares issued on reinvestment	17,315	218,856	18,452	235,267
Shares repurchased	(447,322)	(6,149,183)	(610,531)	(8,028,346)
Net decrease	(254,334)	$(3,499,969)	(184,993)	$(2,440,831)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$3,600,007	$3,700,017

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,475,299
Capital loss carryforward*	(36,584,014)
Other book/tax temporary differences(a)	(46,221)
Unrealized appreciation (depreciation)(b)	58,809,794
Total accumulated earnings (losses) — net	$24,654,858

*	During the taxable year ended September 30, 2012, the Fund utilized $ 13,136,716 of its capital loss carryforward available from prior years. As of September 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2014	$(5,789,264)
9/30/2016	(11,834,597)
9/30/2017	(18,922,191)
9/30/2018	(37,962)
$(36,584,014)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Batterymarch S&P 500 Index Fund 2012 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch S&P 500 Index Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, for the period from January 1, 2009 to September 30, 2009, and for each of the years in the two-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch S&P 500 Index Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, for the period from January 1, 2009 to September 30, 2009, and for each of the years in the two-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2012

40	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch S&P 500 Index Fund	41

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

42	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch S&P 500 Index Fund	43

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Batterymarch S&P 500 Index Fund	45

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	Legg Mason Batterymarch S&P 500 Index Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2012:

Record date:	12/27/2011
Payable date:	12/28/2011
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 11/12 SR12-1785

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2011 and September 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,300 in 2011 and $133,700 in 2012

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 23, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	November 23, 2012